1525500015
BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697


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                                      LEASE

                       - - - - - - - - - - - - - - - - - -




                               FIRST WILLOW, LLC,

                                      Landlord,

                                       And

                       MANCHESTER EQUIPMENT COMPANY, INC.,

                                     Tenant







                                    Premises

                              The Fifth (5th) Floor
                                       At
                               469 Seventh Avenue
                            New York, New York 10018






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


1525500015
BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697





                      TABLE OF CONTENTS TO PRINTED PORTION

                          STANDARD FORM OF OFFICE LEASE


  ARTICLE                                   CAPTION                       PAGE



         1.                Rent..............................................1

         2.                Occupancy.........................................1

         3.                Tenant Alterations................................1

         4.                Maintenance and Repairs...........................1

         5.                Window Cleaning...................................1

         6.                Requirements of Law, Fire Insurance,
                           Floor Loads.......................................1

         7.                Subordination.....................................2

         8.                Property Loss, Damage Reimbursement
                           Indemnity.........................................2

         9.                Destruction, Fire and Other Casualty..............2

         10.               Eminent Domain....................................2

         11.               Assignment, Mortgage, Etc.........................2

         12.               Electric Current..................................2

         13.               Access to Premises................................2

         14.               Vault, Vault Space, Area..........................3

         15.               Occupancy.........................................3

         16.               Bankruptcy........................................3

         17.               Default...........................................3

         18.               Remedies of Owner and Waiver of
                           Redemption........................................3

         19.               Fees and Expenses.................................3

         20.               Building Alterations and Management...............3

         21.               No Representations by Owner.......................3


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                                        i

1525500015
BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697




         22.               End of Term......................................4

         23.               Quiet Enjoyment..................................4


         24.               Failure to give Possession.......................4

         25.               No Waiver........................................4

         26.               Waiver of Trial by Jury..........................4

         27.               Inability to Perform.............................4

         28.               Bills and Notices................................4

         29.               Deleted prior to execution.......................4

         30.               Captions         ................................4

         31.               Definitions......................................4

         32.               Adjacent Excavation-Shoring......................4

         33.               Rules and Regulations............................4

         34.               Deleted prior to execution.......................5

         35.               Estoppel Certificate.............................5

         36.               Successors and Assigns...........................5

                  Testimonium and Signatures................................5

                  Acknowledgments...........................................6



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                           TABLE OF CONTENTS TO RIDER

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   ARTICLE                                           CAPTION                PAGE


         37.               TERM; RENTAL..................................  1

         38.               ADJUSTMENTS OF RENT...........................  4

         39.               USE........................................... 10

         40.               LANDLORD'S WORK............................... 10

         41.               CONSTRUCTION, GOVERNING LAW; CONSENTS......... 11

         42.               SUBORDINATION................................. 12

         43.               LEASE NOT BINDING UNLESS EXECUTED............. 14

         44.               CONFLICTS..................................... 15

         45.               ELECTRICITY................................... 15

         46.               FURTHER PROVISIONS AS TO DEFAULT.............. 17

         47.               HEAT AND AIR-CONDITIONING..................... 18

         48.               LANDLORD'S OTHER SERVICES..................... 19

         49.               SECURITY DEPOSIT.............................. 20

         50.               PARTIES BOUND................................. 23

         51.               BROKER........................................ 23

         52.               HAZARDOUS MATERIALS........................... 24

         53.               ARBITRATION................................... 24

         54.               ASSIGNMENT AND SUBLETTING..................... 25

         55.               INSURANCE..................................... 29

         56.               TENANT'S CHANGES.............................. 33

         57.               HOLDING OVER.................................. 36

         58.               CERTAIN DEFINITIONS AND CONSTRUCTION.......... 36


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


1525500015
BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697





         59.               ADDENDUM TO ARTICLE 17.......................... 37

         60.               NOTICES......................................... 38

         EXHIBIT A-FLOOR PLAN OF DEMISED PREMISES.......................... 39

         EXHIBIT B-DEFINITIONS............................................. 40

         EXHIBIT C-LANDLORD'S WORK......................................... 43

         EXHIBIT D-CERTIFICATE OF OCCUPANCY................................ 47




I:\DATA\WPDOCS\15255_00.015\RES_LEAL\97021622

1525500015
BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697

         AGREEMENT OF LEASE made as of this 23rd day of June 1997, between FIRST WILLOW, LLC, a New York limited liability company, having an office at 1110 Second Avenue, New York, New York 10022, party of the first part, hereinafter referred to as "OWNER" or "LANDLORD" and MANCHESTER EQUIPMENT COMPANY, INC., a New York corporation having an address at 50 Marcus Boulevard, Hauppauge, New York, 11788, party of the second party, hereinafter referred to as "TENANT".

         WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the fifth (5th) floor (hereinafter referred to as the "Demised Premises" or "demised premises" or "Premises"), as shown on the floor plan annexed hereto as Exhibit A annexed in the building known as 469 Seventh Avenue, New York, New York 10018 (hereinafter referred to as the "Building"), for the term at an annual rate as set forth in Article 37 hereof.

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:
Rent:            1.   Tenant shall pay the rent as above and as hereinafter
                      provided.
Occupancy:       2.   Tenant shall use and occupy demised premises for the
                      purposes set forth in Article 39 and for no other purpose.

TENANT ALTERATION: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at tenant's expense. See Article 56.

Maintenance and Repairs: 4. Tenant shall, throughout the term of this lease take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether
       requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.,

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use), or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire underwriters, Fire Insurance rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses,
       fine, penalties, or damages, which may be imposed upon Owner by reason of tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance exchange or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient in Owner's judgment, to absorb and prevent vibration, noise and annoyance. See Article 55.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request. See Article 42.

Property Loss, Damage Reimbursement Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of tenant by theft or otherwise , nor for any injury or damage to persons or property resulting from any clause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations damages, penalties, claims, costs and expenses for which owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a)If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to
       restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty.
Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting form fire or other casualty and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/ or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent , that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligations under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment,  Mortgage,  Etc.: 11. Tenant, for itself,  its heirs,  distributees,
executors,   administrators,   legal  representative,   successor  and  assigns,
expressly covenants that is shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting. See Article 54.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. if Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent , or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more
       of the following events:  (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of the Article 16 shall b e applicable only to the party then owning Tenant's interest in this lease.
              (b)  it is  stipulated  and  agreed  that  in  the  event  of  the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:                             17.  (1)  (Not used).

                 (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention for re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice. See Article 59.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses a Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises a Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or
        decorations  shall not operate or be  construed  to release  Tenant from liability hereunder as aforesaid. owner hall in no event be liable in any way whatsoever for failure to re-let the demised premises or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the vent of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right o invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. if Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten(10) days of rendition of any bill or statement to Tenant therefor. if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways , corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rent, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the part against whom enforcement of the change, modification, discharge or abandonment is sought. End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants, and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant, or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently complete to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession on condition required by this lease. If permission is given to Tenant to enter into the possession of the demises premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said
       premises,  and any emergency  statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but limited to, government preemption or restrictions or by reason of any rule, order or regulations of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:                 28.  See Article 60

Services Provided by Owner:        29.  See Articles 47 and 48.

Captions:                          30.  The Captions are inserted only as a
matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building and of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall b e and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may
       elect. In case Tenant disputes the  reasonableness of any additional Rule or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof, Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:               34.    See Article 49.

Estoppel Certificate: 35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by owner under this Lease, and, if so, specifying each such default.

Successors and Assigns: 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only in Owner's estate and interest in the land and building, for the satisfaction of tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

A Rider consisting of Articles 37 to 60 and Exhibits A-D is annexed hereto and made a part hereof.

              IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                 LANDLORD:

                                 FIRST WILLOW, LLC
                                 By:  Flatiron Property Corp.
                                        a member


                                  By:  ss: Bruce McLean
                                  ---------------------


                                  TENANT:

                                  MANCHESTER EQUIPMENT COMPANY, INC.

                                  By:  ss: Barry Steinberg
                                  ------------------------

                                  Tenant's Employer Identification No.

                                          11-2312854
                                          ----------

1525500015
BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697



STATE OF NEW YORK                   )
                                    )ss.:
COUNTY OF NEW YORK)                 )

     On this 26th day of June, 1997, before me personally came Bruce McLean, to me known, and known to me to be a V.P. of FLATIRON PROPERTY CORP., a corporation, a managing member in the firm of First Willow, LLC, and the person described in and who executed the foregoing instrument on behalf of First Willow, LLC in the name of FLATIRON PROPERTY CORP. and he duly acknowledged to me that he executed the same on behalf of FLATIRON PROPERTY CORP. for and as the act and deed of First Willow LLC.

                                ss: Lisa A. Ross
                                                        -----------------
                                                             Notary Public

                                   (Notarized)





STATE OF NEW YORK                   )
                                    )ss.:
COUNTY OF NEW YORK                  )

     On this 20th day of June, 1997, before me personally came Barry R. Steinberg, to me known, who, being by me duly sworn, did depose and say that he resides in Suffolk County, State of New York; that he is the President of MANCHESTER EQUIPMENT COMPANY, INC., the corporation described in and which executed the foregoing instrument; as TENANT; and that he signed his name thereto by order of the board of directors of said corporation, by like order.

                                ss: Joel Rothlein
                                                         -----------------
                                                               Notary Public

                                   (Notarized)



I:\DATA\WPDOCS\15255_00.015\RES_LEAL\97021622

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                           TABLE OF CONTENTS TO RIDER

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   ARTICLE                                           CAPTION               PAGE


         37.               TERM; RENTAL..................................  1

         38.               ADJUSTMENTS OF RENT...........................  4

         39.               USE........................................... 10

         40.               LANDLORD'S WORK............................... 10

         41.               CONSTRUCTION, GOVERNING LAW; CONSENTS......... 11

         42.               SUBORDINATION................................. 12

         43.               LEASE NOT BINDING UNLESS EXECUTED............. 14

         44.               CONFLICTS..................................... 15

         45.               ELECTRICITY................................... 15

         46.               FURTHER PROVISIONS AS TO DEFAULT.............. 17

         47.               HEAT AND AIR-CONDITIONING..................... 18

         48.               LANDLORD'S OTHER SERVICES..................... 19

         49.               SECURITY DEPOSIT.............................. 20

         50.               PARTIES BOUND................................. 23

         51.               BROKER........................................ 23

         52.               HAZARDOUS MATERIALS........................... 24

         53.               ARBITRATION................................... 24

         54.               ASSIGNMENT AND SUBLETTING..................... 25

         55.               INSURANCE..................................... 29

         56.               TENANT'S CHANGES.............................. 33

         57.               HOLDING OVER.................................. 36

         58.               CERTAIN DEFINITIONS AND CONSTRUCTION.......... 36


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BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697





         59.               ADDENDUM TO ARTICLE 17.......................... 37

         60.               NOTICES......................................... 38

         EXHIBIT A-FLOOR PLAN OF DEMISED PREMISES.......................... 39

         EXHIBIT B-DEFINITIONS............................................. 40

         EXHIBIT C-LANDLORD'S WORK......................................... 43

         EXHIBIT D-CERTIFICATE OF OCCUPANCY................................ 47




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1525500015
BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697

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                              RIDER ATTACHED LEASE
                            DATED AS OF JUNE 23, 1997
                                 BY AND BETWEEN
                         FIRST WILLOW, LLC, AS LANDLORD
                                       AND
                  MANCHESTER EQUIPMENT COMPANY, INC., AS TENANT

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37.      TERM; RENTAL

                           A.      The term of this lease, for which the Demised
Premises are hereby leased, shall commence on the date on which "Landlord's Work" (as defined in Article 40 hereof) has been substantially completed and Landlord has given Tenant notice thereof which notice, notwithstanding anything in this lease to the contrary, may be hand delivered to Tenant (herein referred to as the "Commencement Date"), and shall end at noon of the last day of the calendar month in which occurs the day preceding the tenth (10th) anniversary of the Commencement Date, which ending date is hereinafter referred to as the "Expiration Date", or shall end on such earlier date upon which said term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this lease or pursuant to law. Promptly following the Commencement Date the parties hereto (hereinafter sometimes referred to as the "parties") shall enter into a recordable supplementary agreement fixing the dates of the Commencement Date and the Expiration Date and if they cannot agree thereon within fifteen (15) days after Landlord's request therefor, such dates shall be determined by arbitration in the manner provided in Article 53.

                           B.     The "rents" reserved under this lease, for the
term thereof, shall be and consist of:

                                                       (i)      "fixed rent" of:

                                     (a)      $292,000.00 per annum ($24,333.33
per month) from the  Commencement  Date through the day next preceding the fifth
(5th) anniversary of the Commencement Date, both dates inclusive; and


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BES:PAL
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OFFICE LEASE
MANCHESTER
040297
052197
060497
061697




                                  (b)      $321,200.00 per annum ($26,766.67 per
month) from the fifth (5th) anniversary of the Commencement Date and continuing thereafter throughout the remainder of the term of this lease,

all of which shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the term of this lease (except that Tenant shall pay, upon the execution and delivery of this lease by Tenant, the sum of $27,679.17, to be applied against the first rents becoming due under this lease), and

                                                 (ii)     "additional rent" con-
sisting of all such other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in payment of which Landlord shall have the same remedies as for a default in payment of fixed rent), all to be paid to Landlord at its office, or such other place, or to such agent and at such place, as Landlord may designate by notice to Tenant, in lawful money of the United States of America.

                           C.     Tenant shall pay the fixed rent and additional
rent herein reserved promptly as and when the same shall become due and payable, without demand therefor and without any abatement, deduction or setoff whatsoever except as expressly provided in this lease.

                           D.     If the Commencement Date occurs on a day other
than the first day of a calendar month or the Expiration Date occurs on a day other than the last day of a calendar month, the fixed rent for such calendar month shall be prorated and with respect to the first month, the balance of the first month's fixed rent theretofore paid shall be credited against the next monthly installment of fixed rent.

                           E.      Notwithstanding anything in this lease to the
contrary, provided Tenant is not then in default under this lease which default continues after notice and the expiration of any applicable cure period, Tenant shall have no obligation to pay the first five (5) full monthly installments of the fixed rent due after the Commencement Date.

                           F.     If, at any time during the term of this lease,
any requirement of public authority shall have the effect of limiting, for any period of time, the amount of the rents payable by Tenant, or receivable by Landlord, under this lease, and the maximum rents so permitted to be paid by Tenant, or received by Landlord, hereunder shall be less than the rents herein reserved, then:

                                               (i)      throughout the period of
limitation, Tenant shall remain liable for the maximum amount of rents that is lawfully payable; and


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OFFICE LEASE
MANCHESTER
040297
052197
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                                              (ii)     if and when the period of
limitation ends, the requirement of public authority imposing such limitation is repealed, or such limitation is restrained or rendered unenforceable by any order or ruling of a court of appropriate jurisdiction:

                                     (a)      to the extent that the same is not
prohibited by any requirement of public authority, Tenant shall pay to Landlord, on demand, all amounts that would have been due from Tenant to Landlord during the period of limitation, but that were not paid because of the requirements of public authorities; and

                                       (b)      thereafter, Tenant shall pay to
Landlord all of the rents reserved under this lease, all of which shall be calculated as if there had been no intervening period of limitation.

                           G.       Tenant acknowledges that it has no rights to
any development rights, "air rights" or comparable rights appurtenant to the Land and Building, and consents, without further consideration, to any utilization of such rights by Landlord and agrees to promptly execute and deliver any instruments which may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this Section G shall be deemed to be and shall be construed as an express waiver by Tenant of any interest Tenant may have as a "party in interest" (as such quoted term is defined in Section 12-10 Zoning Lot of the Zoning Resolution of the City of New York) in the Land and Building.

                           H.    Notwithstanding anything hereinabove or in this
lease to the contrary, in the event Landlord fails to substantially complete Landlord's Work and notify Tenant thereof by the date that shall be six (6) months from the date of this lease (hereinafter referred to as the "Outside Date") for any reason other than (i) a "Tenant's Delay" (as defined in Exhibit C, Part D hereof) or (ii) one of the occurrences set forth in Article 27, Tenant shall be entitled to terminate this Lease by notice (hereinafter referred to as the "Termination Notice") to Landlord sent within five (5) business days after the Outside Date (hereinafter referred to as the "Termination Date"). In the event Tenant sends the Termination Notice as set forth above, this lease shall terminate and neither party shall have any further rights or obligations hereunder and said right of termination shall be Tenant's sole remedy for Landlord's failure to substantially complete Landlord's Work and notify Tenant thereof by the Outside Date. In the event of such termination, Landlord will return to Tenant the first months' rent paid to Landlord upon the execution and delivery of this lease together with the cash security or Letter of Credit delivered to Landlord pursuant to the provisions of Article 6. If the security is in the form of Letter of Credit, Landlord will cooperate with Tenant, at Tenant's expense, to have same cancelled.


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BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697





38.      ADJUSTMENTS OF RENT

                           A.       Tax Escalation.  For the purpose of Sections
A-F of this Article 38:

                                            (i)      "Taxes" shall mean the real
estate taxes and assessments and special assessments imposed upon the Building and the land upon which same is located (hereinafter referred to as the "Land" or "land") including, without limitation, any assessments for public improvement or benefit to the Building or Land or the locality in which the Building is situated, such as a Business Improvement District taxes and assessments. If at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed (a) a tax, assessment, levy, imposition or charge wholly or partially as capital levy or otherwise on the rents received therefrom, or (b) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Demised Premises and imposed upon Landlord, or (c) a license fee measured by the rents payable by Tenant to Landlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof.

                       The term "Taxes" shall not include
any income, franchise, excise, profit, transfer, inheritance, capital stock or other similar tax imposed on Landlord unless, due to a future change in the method of taxation, an income, franchise, excise, profit, transfer, inheritance, capital stock or other tax shall be levied against Landlord in substitution for any tax or increase therein which would otherwise constitute "Taxes", as defined in the first sentence of paragraph (i), in which event such income, franchise, excise, profit, transfer, inheritance, capital stock or other tax shall be deemed to be included in the term "Taxes" but any such income or similar tax shall be computed as if the Building and the Land were the only property of Landlord.

                                            (ii)     "Base Tax Year" shall mean
fiscal year July 1, 1997-June 30, 1998;

                        (iii) "Base Tax Rate" shall mean
the Taxes, as finally determined, for the Base Tax Year.

                                            (iv)     "Tax Year" shall mean the
fiscal year for which Taxes are levied by the governmental authority.

                                             (v)      "Tenant's Proportionate
Share" shall mean for purposes of this lease and all calculations in connection herewith, 6.37%, which has been computed on the basis of a fraction, the numerator of which is the agreed rentable square

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OFFICE LEASE
MANCHESTER
040297
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foot area of the Demised Premises as set forth below (which rentable square foot area is hereinafter sometimes referred to as the "Multiplication Factor") and the denominator of which is the agreed rentable square foot area of the Building above grade level as set forth below. The parties agree that the rentable square foot area of the Demised Premises shall be deemed to be 14,600 square feet and that the agreed rentable square foot area of the Building shall be deemed to be 229,079 square feet (hereinafter referred to as the "Building Area").

                                              (vi)     "Tenant's Projected Share
of Taxes" shall mean the Tax Payment (as hereinafter defined), if any, made by Tenant for the prior Tax Year divided by twelve (12) and payable monthly by Tenant to Landlord as additional rent.

                           B.       If the Taxes for any Tax Year shall be more
than the Base Tax Rate, Tenant shall pay, as additional rent for such Tax Year, an amount equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax Rate. (The amount payable by Tenant is hereinafter referred to as the "Tax Payment"). The Tax Payment and the Base Tax Rate shall be appropriately prorated, if necessary, to correspond with that portion of a Tax Year occurring within the Term of this lease. The Tax Payment shall be payable by Tenant within ten (10) days after receipt of a demand from Landlord therefor, which demand shall be accompanied by a copy of the tax bill together with Landlord's computation of the Tax Payment. If the Taxes for any Tax Year are payable to the taxing authority on an installment basis, Landlord may serve such demands upon, and the Tax Payment for such Tax Year shall be payable by Tenant, on a corresponding installment basis.

                           C.     Notwithstanding the fact that the increase in
rent is measured by an increase in taxes, such increase is additional rent and shall be paid by Tenant as provided herein regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reason of Tenant's diplomatic or other tax exempt status or for any other reason whatsoever.

                           D.       Only Landlord shall be eligible to institute
tax reduction or other proceedings to reduce the assessed valuation of the Land and Building. Should Landlord be successful in any such reduction proceedings and obtain a rebate or a reduction in assessment for periods during which Tenant has paid or is obligated to pay Tenant's Proportionate Share of increases in Taxes then either (i) Landlord shall, in the event a rebate is obtained, return Tenant's Proportionate Share of such rebate to Tenant after deducting Landlord's expenses, including without limitation, attorneys' fees and disbursements in connection with such rebate (such expenses incurred with respect to a rebate or reduction in assessment being hereinafter referred to as "Tax Expenses"), or,
(ii) if a reduction in assessment is obtained prior to the date Tenant would be required to pay Tenant's Proportionate Share of

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BES:PAL
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OFFICE LEASE
MANCHESTER
040297
052197
060497
061697




such increase in Taxes, Tenant shall pay to Landlord, upon written request, Tenant's Proportionate Share of such Tax Expenses.

                           E.       Commencing with the first Tax Year after
Landlord shall be entitled to receive a Tax Payment, at Landlord's election, Tenant shall pay to Landlord, as additional rent for the then Tax Year, Tenant's Projected Share of Taxes. Upon each date that a Tax Payment or an installment on account thereof shall be due from Tenant pursuant to the terms of Section B hereof, Landlord shall apply the aggregate of the installments of Tenant's Projected Share of Taxes then on account with Landlord against the Tax Payment or installment thereof then due from Tenant. In the event that such aggregate amount shall be insufficient to discharge such Tax Payment or installment, Landlord shall so notify Tenant in a demand served upon Tenant pursuant to the terms of Section B, and the amount of Tenant's payment obligation with respect to such Tax Payment or installment pursuant to Section B shall be equal to the amount of the insufficiency. If, however, such aggregate amount shall be greater than the Tax Payment or installment, Landlord shall forthwith either (i) pay the amount of excess directly to Tenant concurrently with the notice or (ii) permit Tenant to credit the amount of such excess against the next payment of Tenant's Projected Share of Taxes due hereunder and, if the credit of such payment is not sufficient to liquidate the entire amount of such excess, Landlord shall then pay the amount of any difference to Tenant.

                           F.            (i)      Anything in this Article
38 to the contrary notwithstanding, in the event that the holder of any mortgage or the lessor of any superior lease (as such terms are defined in Section A. of Article 42) shall require advance payments from the Landlord on account of Taxes, then Tenant will pay Tenant's Proportionate Share of any amounts required to be paid in advance (but not more often than monthly) by Landlord with the holder of the superior mortgage or the lessor of the superior lease to the extent that such payments made by Landlord exceed the Base Tax Rate. Any payments to be made by Tenant under this Section 38 F(i) shall be made ten (l0) days prior to the date Landlord is required to make such payments to the holder of the superior mortgage or the lessor of the superior lease;

                                          (ii)     Anything in Sections A
through F to the contrary notwithstanding, in no event whatsoever shall the fixed rent be reduced below the fixed rent initially set forth in Article 37 hereof as same may be increased by provisions of this lease other than Sections 38A-F.

                           G.        Expense Escalation.  For purposes of
Sections G-L of this Article 38:

     (i) "Operating Expenses" shall mean any or all expenses incurred by Landlord in connection with the operation of the Building including all expenses incurred as a result of Landlord's compliance with any of its obligations hereunder and such expenses shall include: (a) salaries, wages,
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OFFICE LEASE
MANCHESTER
040297
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medical, surgical and general welfare benefits (including group life insurance), pension payments and other fringe benefits of employees of Landlord engaged in the operation and maintenance of the Building (The salaries and other benefits aforesaid of such employees servicing the Building shall be comparable to those of employees servicing buildings similar to the Building, located in the Borough of Manhattan.); (b) payroll taxes, worker's compensation, uniforms and dry cleaning for the employees referred to in subdivision (a); (c) the cost of all charges for steam, heat, ventilation, air conditioning and water (including sewer rental) furnished to the Building and/or used in the operation of all of the service facilities of the Building and the cost of all charges for electricity furnished to the public and service areas of the Building and/or used in the operation of all of the service facilities of the Building including any taxes on any of such utilities; (d) the cost of all charges for rent, casualty, war risk insurance (if obtainable from the United States government) and of liability insurance for the Building to the extent that such insurance is required to be carried by Landlord under any superior lease or superior mortgage or if not required under any superior lease or superior mortgage then to the extent such insurance is carried by owners of Buildings comparable to the Building; (e) the cost of all building and cleaning supplies for the common areas of the Building and charges for telephone for the Building; (f) the cost of all charges for management, security, cleaning and service contracts for the Building (if no managing agent is employed by Landlord, there shall be included in Operating Expenses a sum equal to 2.5% of all rents and other charges collected from tenants or other permitted occupants of the Building); (g) the cost of rentals of capital equipment designed to result in savings or reductions in Operating Expenses; and (h) the cost incurred in connection with the maintenance and repair of the Building. Operating Expenses shall not include (1) administrative wages and salaries; (2) renting commissions; (3) franchise or income taxes of Landlord; (4) Taxes on the Land and Building; (5) costs of painting and decorating for any occupant's space; (6) interest and amortization under mortgages; and (7) expenditures for capital improvements except (A) those which under generally applied real estate practice are expensed or regarded as deferred expenses, (B) capital improvements required by law or (C) capital improvements that are designed to result in a saving in the amount of Operating Expenses, in any of such cases the cost thereof shall be included in Operating Expenses for the Operational Year in which the costs are incurred and subsequent Operational Years, amortized on a straight line basis over the useful life thereof as determined by generally accepted accounting principles consistently applied (except that, with respect to a capital improvement which is of the type specified in clause (C), such cost shall be amortized over such period of time as Landlord reasonably estimates such savings in Operating Expenses will equal Landlord's cost for such capital improvement), with an interest factor in any of such cases equal to two (2%) percent above the prime rate (hereinafter referred to as the "Base Rate") of The Chase Manhattan Bank (or Citibank, N.A. if The Chase Manhattan Bank shall not then have an established prime rate; or the prime rate of any major banking institution doing

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MANCHESTER
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business  in  New  York  City,   as  selected  by  Landlord,   if  none  of  the
aforementioned banks shall be in existence or have an established prime rate) at the time of Landlord's having incurred said expenditure;

                                               (ii)     "Operational Year" shall
mean each calendar year during the Term hereof.

                          (iii) "Base Operational Year"
shall be calendar year 1998;

                                               (iv)     "Operating Expense Base"
shall mean Operating Expenses for the Base Operational Year;

                                               (v)     "Tenant's Projected Share
of Operating Expenses" shall mean Tenant's Operating Expense Payment, if any, for the prior Operational Year divided by twelve (12) and payable monthly by Tenant to Landlord as additional rent.

                  If during all or part of the Base Operational Year or any other Operational Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense hereunder) to office portions of the Building due to the fact that (A) such portions are not occupied or leased, (B) such item of work or service is not required or desired by the tenant of such portion, or (C) such tenant is itself obtaining and providing such item of work or service, then, for the purposes of computing Operating Expenses, the amount for such item and for such period shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such item of work or services to such portion of the Building or to such tenant.

                           H.       After the expiration of the Base Operational
Year, Landlord shall furnish Tenant a statement setting forth the aggregate amount of the Operating Expenses for the Base Operational Year. After the expiration of each Operational Year, after the Base Operational Year, Landlord shall furnish Tenant a statement setting forth the aggregate amount of the Operating Expenses for such Operational Year. The statement furnished under this Section H is hereinafter referred to as an "Operating Statement".

                           I.     If the Operating Expenses for any Operational
Year, including the Operational Year in effect on the Commencement Date, shall be more than the Operating Expense Base, Tenant shall pay, as additional rent for such Operational Year, an amount equal to Tenant's Proportionate Share of the amount by which the Operating Expenses for such Operational Year are greater than the Operating Expense Base. (The amount payable by Tenant is hereinafter referred to as the "Operating Expense Payment".) The Operating Expense Payment shall be prorated, if necessary, to correspond with that portion of an Operational Year occurring within the Term of this lease. The Operating Expense Payment shall

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be payable by Tenant within ten (10) days after receipt of the Operating
Statement.

                           J.       Commencing with the first Operational Year
after Landlord shall be entitled to receive an Operating Expense Payment, Tenant shall pay to Landlord as additional rent for the then Operational Year, Tenant's Projected Share of Operating Expenses. If the Operating Statement furnished by Landlord to Tenant at the end of then Operational Year shall indicate that Tenant's Projected Share of Operating Expenses exceeded the Operating Expense Payment, Landlord shall forthwith either (i) pay the amount of excess directly to Tenant concurrently with the notice or (ii) permit Tenant to credit the amount of such excess against the subsequent payment of rent due hereunder; if such Operating Statement furnished by Landlord to Tenant hereunder shall indicate that the Operating Expense Payment exceeded Tenant's Projected Share of Operating Expenses for the then Operational Year, Tenant shall forthwith pay the amount of such excess to Landlord.

                           K.       Every Operating Statement given by Landlord
pursuant to Section H shall be conclusive and binding upon Tenant unless (i) within 30 days after the receipt of such Operating Statement Tenant shall notify Landlord that it disputes the correctness of the Operating Statement, specifying the particular respects in which the Operating Statement is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, shall submit the dispute to arbitration within 90 days after receipt of the Operating Statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall within thirty (30) days after receipt of such Operating Statement, pay additional rent, if due, in accordance with the Operating Statement and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall, on demand, pay Tenant the amount of Tenant's overpayment of rents, if any, resulting from compliance with the Operating Statement. Landlord agrees to grant Tenant reasonable access to Landlord's books and records for the purpose of verifying Operating Expenses incurred by Landlord and to have and make copies of any and all bills and vouchers relating thereto and subject to reimbursement by Tenant as herein provided.

                           L.       Landlord's failure during the lease term to
prepare and deliver any of the tax bills, statements, notice or bills set forth in this Article 38, or Landlord's failure to make a demand, shall not in any way cause Landlord to forfeit or surrender its rights to collect any of the foregoing items of additional rent which may have become due during the term of this lease. Tenant's liability for the amounts due under this Article 38 and Landlord's obligation to make any payments due to Tenant under this Article 38 shall survive the expiration of the Term.


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39.      USE

                           A.       Tenant shall use and occupy the demised
premises for executive and general offices, and for no other purpose. Notwithstanding the foregoing and subject to the provisions of Sections B and C of this Article 39, the demised premises may be used for the following additional uses: a conference facility, sales, training facility, computer related service and maintenance facility, showroom and demonstration room facility.

                           B.     If any governmental license or permit shall be
required for the proper and lawful conduct of Tenant's business in the demised premises, or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

                           C.     Tenant shall not at any time use or occupy, or
suffer or permit anyone to use or occupy, the demised premises, or do or permit anything to be done in the demised premises, in violation of the Certificate of Occupancy for the demised premises or for the Building or in violation of any superior mortgage or superior lease. A copy of the current Certificate of Occupancy for the Building is annexed hereto as Exhibit D.

                           D.     Landlord hereby represents to Tenant that the
existing leases for the fourth (4th) and sixth (6th) floors of the Building do not permit such spaces to be used as a factory and Landlord agrees that during the term of this lease, it will not permit such floors to be used as a factory.

40.      LANDLORD'S WORK

                           A.     Landlord agrees to perform, at Landlord's sole
cost and expense, the work (hereinafter referred to as "Landlord's Work") set forth on, and in accordance with, the provisions of Exhibit C.

                           B.       Tenant has fully inspected the demised
premises, is fully familiar with the condition thereof and (except for the performance of the Landlord's Work) agrees to take possession of the demised premises in their present "as-is" condition. Tenant shall perform all other necessary or desirable work in connection with preparing the demised premises for its initial occupancy (hereinafter referred to as "Tenant's Work") at its sole cost and expense pursuant to the terms of Articles 3 and 56 hereof, as a Tenant's Change (as defined in Article 56 below).

                           C.       Except as set forth on Exhibit C, Tenant may
not perform any Tenant's Work (or any other work) until after the Commencement Date has occurred, unless Landlord, in its sole judgment, determines that the performance of the Tenant's Work will

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MANCHESTER
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not interfere with or delay the completion of the Landlord's Work, and so notifies Tenant.

                           D.      Landlord's Work shall be deemed substantially
complete notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment, or decoration remain to the performed, the noncompletion of which does not materially interfere with the performance of Tenant's Work or with Tenant's use of the Demised Premises after the completion of Tenant's Work. Landlord's Work shall be performed in a workmanlike manner and, subject to the provisions of Exhibit C, in accordance with laws and/or requirements of governmental authorities having jurisdiction.


41.      CONSTRUCTION, GOVERNING LAW; CONSENTS

                           A.     If any of the provisions of this lease, or the
application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

                           B.       This lease shall be governed in all respects
by the laws of the State of New York.

                           C.      If Tenant shall request Landlord's consent or
approval pursuant to any of the provisions of this lease or otherwise, and Landlord shall fail or refuse to give, or shall delay in giving, such consent or approval, Tenant shall in no event make, or be entitled to make, any claim for damages (nor shall Tenant assert, or be entitled to assert, any such claim by way of defense, set-off, or counterclaim) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or delayed its consent or approval, and Tenant hereby waives any and all rights that it may have, from whatever source derived, to make or assert any such claim. Tenant's sole remedy for any such failure, refusal, or delay shall be an action for a declaratory judgment, specific performance, or injunction, or for a determination as to whether Landlord reasonably withheld its consent pursuant to either (i) the Simplified Procedure For Court Determination of Disputes as set forth in the CPLR ss.3031 et seq. (or any successor thereto), or (ii) arbitration under the Expedited Procedures provisions (presently Rules 53 through 57, as same may be amended from time to time) of the American Arbitration Association (or successor thereto) in the City of New York (and the fees and expenses of such arbitration shall be borne by the unsuccessful party), and, if Tenant elects either (i) or
(ii) above, the decision shall be final and conclusive on the parties. Such remedies shall be available only in those instances where Landlord has expressly agreed in writing not to unreasonably withhold or delay its consent or

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MANCHESTER
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approval or where, as a matter of law, Landlord may not unreasonably withhold or delay the same.

42.      SUBORDINATION

                           A.      For the purposes of this lease, the mortgages
referred to in Article 7 of this lease are herein defined as "superior mortgages" and the leases referred to in said Article 7 are herein defined as "superior leases." In the event of any act or omission of Landlord that would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing and (ii) unless such act or omission shall be one that is not capable of being remedied by Landlord or such holder or lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this lease or otherwise, after similar notice, to effect such remedy), provided that such holder or lessor shall give Tenant written notice of its intention to remedy such act or omission and shall, with due diligence, commence and continue to do so.

                           B.    If the lessor of a superior lease or the holder
of a superior mortgage shall succeed to the rights of Landlord under this lease, whether through possession or foreclosure action or delivery of a new lease or deed, then, at the request of the party so succeeding to Landlord's rights (herein sometimes referred to as the "successor landlord") and upon such successor landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Upon such attornment, this lease shall continue in full force and effect as, or as if it were, a direct lease between the successor landlord and Tenant, upon all of the terms, conditions and covenants as are set forth in this lease and shall be applicable after such attornment, except that the successor landlord shall not be:

                                           (i)      liable for any previous act
or omission of Landlord (or its predecessor in interest) under this lease but should such act or omission continue after such successor landlord shall acquire title to the Building, successor landlord shall be liable for such act or omission from and after the date it acquires title to the Building;


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                                                 (ii)     bound by any previous
modification of this lease, not expressly provided for in this lease, or by any previous prepayment of more than one month's fixed rent, unless such modification or prepayment shall have been expressly approved in writing by the lessor of the superior lease or the holder of the superior mortgage through or by reason of which the successor landlord shall have succeeded to the rights of Landlord under this lease;

                        (iii) responsible for any monies
owing by Landlord to the credit of Tenant;

                                                (iv)     subject to any credits,
offsets, claims, counterclaims, demands or defenses which Tenant may have against Landlord (or its predecessors in interest);

                                                 (v)    bound by any covenant to
undertake or complete any construction of the Demised Premises or any portion thereof or pay for or reimburse Tenant for any costs incurred in connection with such construction;

                        (vi) required to account for any
security deposit other than any security deposit actually delivered to the successor landlord;

                        (vii) bound by any obligation to
make any payment to Tenant or grant or be subject to any credits (except pursuant to Section 37E), except for services, repairs, maintenance and restoration provided for under this lease to be performed after the date of attornment, it being expressly understood, however, that the successor landlord shall not be bound by an obligation to make payment to Tenant with respect to construction performed by or on behalf of Tenant at the Demised Premises.

                           C.     If, in connection with obtaining financing or
refinancing for the Building of which the Demised Premises form a part, or Landlord's estate and interest therein, a lender shall request reasonable modifications to this lease as a condition to such financing or refinancing, Tenant will not withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such defaults by such lender together with the granting of such additional time for such curing as may be required for such lender to get possession of the Building or Landlord's interest therein) or materially adversely affect the leasehold interest hereby created. In no event shall a requirement that the consent of any such lender be given for any modification of this lease or, subject to the provisions of this lease for any assignment or sublease, be deemed to materially adversely affect the leasehold interest hereby created.


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                           D.       Notwithstanding anything to the contrary set
forth in Article 7 or this Article 42,, this lease shall be subject and subordinate to (i) any superior mortgages now existing or made by Landlord subsequent to the date hereof and (ii) any superior leases now existing or entered into by Landlord subsequent to the date hereof provided that Landlord
shall  obtain  a  Subordination,   Non-Disturbance   and  Attornment   Agreement
(hereinafter referred to as an "SNDA") for the benefit of Tenant from the holder of such superior mortgage or from the lessor under such superior lease which SNDA shall be in form and content then utilized by such holder or lessor, shall not increase Tenant's obligations or reduce Tenant's rights under this lease, and which shall contain, in substance, the provisions set forth in the subsections (a) and (b) below:

                                       (a)      From the lessor under a superior
lease:An agreement, for the benefit of Tenant, to the effect, inter alia, that as long as Tenant is not in default in the payment of fixed rent or additional rent or any other term, covenant or condition of this lease and provided Tenant attorns to such lessor under the terms and provisions of this lease, (1) its rights as Tenant hereunder shall not be affected or terminated, (2) its possession of the Demised Premises shall not be disturbed, (3) no action or proceeding shall be commenced to remove or evict Tenant, and (4) this lease shall at all times continue in full force and effect notwithstanding the termination or expiration of the superior lease, prior to the expiration or termination of this lease.

                                          (b)      From the holders of superior
mortgages:An agreement, for the benefit of Tenant, to the effect, inter alia, that as long as Tenant is not in default in the payment of fixed rent or additional rent or any other term, covenant or condition of this lease, (1) its rights as Tenant hereunder shall not be terminated and (2) the possession of Tenant shall not be disturbed by the mortgagee or by any proceedings on the debt which any such superior mortgage secures or by virtue of a right or power contained in any such superior mortgage or the bond or note secured thereby and
(3) that any sale at foreclosure will be subject to this lease.

                           E.       Landlord represents that as of the date of
execution hereof, (i) there are no existing superior mortgages other than a mortgage held by Credit Suisse First Boston Mortgage Capital LLC and (ii) there are no existing superior leases.

43.      LEASE NOT BINDING UNLESS EXECUTED

         Submission by Landlord of this lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.


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44.      CONFLICTS

         In the event of any conflict between the provisions of this Rider and the printed portion of this lease, the provisions of this Rider shall control.

45.      ELECTRICITY

                           A.                 (i)      The Building is equipped
with risers, feeders and wiring to furnish electric service to the Demised Premises. Additionally a meter system will be furnished and installed by Landlord, as part of Landlord's Work, to measure the amount of "Usage" (as defined in Section B(i)) solely to the Demised Premises. Where more than one meter measures the amount of Usage, Usage through each meter shall be computed and billed separately in accordance with the provisions of this Article 45;

                                               (ii)     Any additional risers,
feeders or other equipment or service proper or necessary to supply Tenant's electrical requirements, will, upon written request of Tenant, be installed by Landlord, at the sole cost and expense of Tenant, if in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants.
Rigid conduit only will be allowed.

                           B. For purposes of Sections B and C:

                         (i) "Usage" shall mean Tenant's
actual usage of electricity in the Demised Premises as measured by the aforesaid metering system for each calendar month or such other period as Landlord shall determine during the term of this lease and shall include the quantity and peak demand (kilowatt hours and kilowatts) and all applicable taxes, surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges and other adjustments made from time to time by the public utility company supplying electric current to the Building or any governmental authority having jurisdiction;

                                               (ii)     "Landlord's Rate" shall
mean the service classification (including all applicable taxes, surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges and other sums payable in respect thereof) pursuant to which Landlord purchases electric current for the Building from the public utility company supplying electric current to the Building;

                          (iii) "Basic Cost" shall mean
the product of (a) Usage multiplied by (b) Landlord's Rate.

                                            (iv)     "Tenant's Cost" shall mean
an amount equal to the sum of (a) the Basic Cost plus (b) ten (10%)percent

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of the Basic Cost for Landlord's overhead and expenses in connection with submetering.

                           C.     Landlord shall, from time to time but not more
often than monthly, furnish Tenant with an invoice indicating the period during which the Usage was measured and the amount of Tenant's Cost payable by Tenant to Landlord for such period. Within five (5) days after receipt of each such invoice, Tenant shall pay the amount of Tenant's Cost set forth thereon to Landlord as additional rent. In addition, if any tax is imposed upon Landlord by any municipal, state or federal agency or subdivision with respect to the purchase or sale of electrical energy supplied to Tenant hereunder, Tenant covenants and agrees that, where permitted by law, Tenant's Proportionate Share of such taxes shall be passed on to, included in the bill to and paid by, Tenant to Landlord, as additional rent.

                           D.       Landlord shall not in anywise be liable or
responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements.

                           E.       In no event shall Tenant use or install any
fixtures, equipment or machines the use of which in conjunction with other fixtures, equipment and machines in the Demised Premises would result in an overload of the electrical circuits servicing the Demised Premises.

                           F.      Tenant covenants and agrees that at all times
its use of electric current shall never exceed the capacity of the then existing feeders to the Building or the risers or wiring installation. After the original installation thereof by Landlord, Tenant shall furnish, install and replace, as required, all lighting tubes, lamps, bulbs and ballasts required in the Demised Premises, at Tenant's sole cost and expense. All lighting tubes, lamps, bulbs and ballasts so installed shall become Landlord's property upon the expiration or sooner termination of this lease.

                          G.       In the event the metering system installed in
the Demised Premises for the measurement of electricity consumption in the Demised Premises or any alternative submetering system installed by Landlord at a later date, becomes prohibited from use, then Landlord, at its expense, may cause an independent electrical engineer chosen by Landlord or an electrical consulting firm selected by Landlord (hereinafter referred to as the "Electrical Consultant") to survey and determine Usage in, and Basic Cost for, the Demised Premises from time to time, at least once per twelve (12) month period, and the Electrical Consultant shall make such determination using criteria generally accepted in the Metropolitan New York City area and Landlord's Rate in effect at the time, and shall include the quantity and peak demand, for all electricity consumed by Tenant, plus ten (l0%) percent of the Basic Cost for Landlord's expenses and administration fees. Subject to the provisions of Section H below, the determination

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made by the Electrical  Consultant  shall be binding on both Landlord and Tenant and such amount shall be deemed Tenant's Cost.

                           H.       Notwithstanding anything in Section G to the
contrary, Tenant shall have the right as hereinafter provided, to contest any amounts determined by the Electrical Consultant pursuant to Section G as shall be due to Landlord as a result of any such survey. In the event that Tenant fails to send a written notice (hereinafter referred to as an "Objection Notice") to Landlord within thirty (30) days after the date of the Electrical Consultant's notice containing said Usage and Basic Cost, such notice shall become conclusive and binding upon Tenant. If Tenant disputes any such notice by sending an Objection Notice within the time and in the manner hereinbefore provided, then Tenant shall, at its sole cost and expense, have the right to engage an electrical engineer or electrical consulting firm (hereinafter referred to as "Tenant's Consultant") who shall promptly make a survey (hereinafter referred to as the "Disputing Survey") indicating Tenant's electrical usage in the Demised Premises. In the event that Landlord and Tenant are unable to agree on the amount of Usage and Basic Cost within thirty (30) days after the date Tenant furnishes Landlord with a copy of the Disputing Survey, then the Electrical Consultant and Tenant's Consultant shall select a mutually acceptable electrical engineer or electrical consulting firm (hereinafter referred to as the "Third Consultant") within ten (l0) days after the expiration of such thirty (30) day period. The Electrical Consultant and Tenant's Consultant shall submit the dispute to the Third Consultant and the determination by the Third Consultant shall be conclusive and binding upon Landlord and Tenant. During the pendency of any such dispute, Tenant shall pay to Landlord the amount set forth in the Electrical Consultant's notice until the dispute is finally determined in accordance with the provisions of this Section and, in the event that such final determination is less than the amount set forth in the Electrical Consultant's notice, Landlord shall, at Tenant's election, refund to Tenant the amount of such excess payment or credit any such excess against any amounts then due or becoming due to Landlord under this lease. The cost of the Third Consultant shall be borne equally by Landlord and Tenant.

46.      FURTHER PROVISIONS AS TO DEFAULT

                         A.       If Tenant is late in making any payment due to
Landlord from Tenant under this lease for ten (10) or more days, then interest shall become due and owing to Landlord on such payment from the date upon which it was due, which interest shall be computed at the following rates:

(i) for an individual or partnership tenant, computed at the maximum lawful rate of interest;

(ii) for a corporate tenant, computed at the greater of (a) one and 25/100 (1.25%) percent per month or (b) two (2%) percent per annum over the Base

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Rate as  defined in Section  38(G)(i)  but in no event in excess of the  maximum lawful rate of interest chargeable to corporations in the State of New York.

                        B. Bills for any expenses incurred by Landlord in connection with any performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect the fixed rent or additional rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this lease, or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor, or services provided, furnished, or rendered, by Landlord to Tenant at Tenant's request, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of such bills.

47.      HEAT AND AIR-CONDITIONING

                           A.       Any use of the demised premises, or any part
thereof, or rearrangement of partitioning in a manner that interferes with normal operation of the heat, ventilation or air-conditioning systems (hereinafter referred to as the "systems") servicing the same, may require changes in such systems. Such changes, so occasioned, shall be made by Tenant, at its expense, subject to Landlord's prior written approval of such changes, which approval may be withheld for any reason. Tenant shall not make any change, alteration, addition or substitution to the system providing heating, ventilating and air-conditioning without Landlord's prior written approval, which may be withheld for any reason.

                           B.       Landlord, at its expense, shall maintain and
operate the systems (inclusive of the package air-conditioning unit serving the Demised Premises) and subject to energy conservation requirements of governmental authorities, shall furnish heat and ventilating (hereinafter collectively referred to as the "service") in the demised premises during "regular hours" (that is between the hours of 8:00 A.M. and 6:00 P.M.) of "business days" (which term is used herein to mean all days except Saturdays, Sundays and days now or hereafter observed by the Federal or New York State government as legal holidays and those now or hereafter designated by the applicable building service union employees service contract or by the applicable Operating Engineers contract) as may be required for comfortable occupancy of the demised premises. If Tenant shall require heating or ventilating service at any other time (hereinafter referred to as "after hours"), Landlord shall furnish such after hours service upon reasonable advance notice from Tenant, and Tenant shall pay on demand Landlord's cost. Air-conditioning shall be provided to the Demised Premises by means of the packaged air-conditioning units servicing the Demised Premises which may be operated by Tenant, at Tenant's option, at any time, seven (7) days per week, twenty-four (24) hours per day. All

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electricity used in connection with such packaged  air-conditioning  units shall be supplied in accordance with, and shall be subject to, all of the terms, covenants and conditions in Article 45 hereof.

48.      LANDLORD'S OTHER SERVICES

                           A.     Landlord, at its expense, shall provide public
elevator service by elevators serving the floor on which the demised premises are situated during regular hours of business days, and shall have at least one passenger elevator operating at all other times.

                           B.     Notwithstanding anything in this lease to the
contrary, Tenant shall, at its sole cost and expense, cause the Demised Premises to be cleaned in a manner reasonably satisfactory to Landlord, utilizing a cleaning contractor approved by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall, at its sole cost and expense, store, receive and transport all refuse and rubbish from the Demised Premises in compliance with all present and future laws, orders, rules and regulations of any governmental or quasi-governmental authority having jurisdiction thereof and shall deposit such refuse and rubbish on a daily basis in a location in the Building designated by Landlord.

                           C.       Landlord, at its expense, and on Tenant's
request, shall maintain the original listings on the Building directory of the names of Tenant, Tenant's subsidiaries and the names of any of their officers and employees, provided that the names so listed shall not take up more than six
(6) lines on the Building directory. In the event Tenant shall require additional or substitute listings on the Building directory, Landlord shall, to the extent space for such additional or substitute listing is available, maintain such listings and Tenant shall pay to Landlord an amount equal to Landlord's reasonable charge for such listings.

                           D.       Landlord reserves the right, without any
liability to Tenant (except as otherwise expressly provided in this lease), to stop operating any of the heating, ventilating, air conditioning, electric, sanitary, elevator, or other building systems serving the demised premises, and to stop the rendition of any of the other services required of Landlord under this lease, whenever and for so long as may be necessary by reason of accidents, emergencies, strikes, or the making of repairs or changes that Landlord is required by this lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor, or supplies, or by reason of any other cause beyond Landlord's reasonable control.

                           E.       Landlord shall furnish hot and cold water to
the Demised Premises through the presently existing facilities.


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                           F.       Except as provided in Articles 47 and 48,
Landlord shall have no responsibility or obligation for the rendition of any services or utilities to Tenant or to the Demised Premises.

                           G.       Landlord agrees that the Building will be
maintained in its present condition, normal wear and tear excepted. Landlord further agrees that it shall continue to provide the services it is responsible to provide to Tenant pursuant to the provisions of this lease at the same level as presently provided.

49.      SECURITY DEPOSIT

                           A.      Tenant has deposited with Landlord the sum of
$140.000.0, either in cash or by Letter of Credit as provided in Section C hereof, as security for the faithful performance, observance and compliance with all of the terms, covenants and conditions of this lease on Tenant's part to perform, observe or comply with. Tenant agrees that, in the event that Tenant defaults in respect of any of such terms, covenants or conditions of this lease (including, without limitation, the payment of any installment of fixed rent or any amount of additional rent), Landlord may use, apply, or retain the whole or any part of the cash security so deposited or may notify the Issuing Bank (as such term is defined in Section C hereof) and thereupon receive all of the monies represented by the said Letter of Credit and use, apply, or retain the whole or any part of such proceeds, or both, as the case may be, to the extent required for the payment of any fixed rent, additional rent, or any other sums as to which Tenant is in default, or for any sum that Landlord may expend or may be required to expend by reason of any such default (including any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord). In the event that Landlord applies or retains any portion or all of such cash security or proceeds of such Letter of Credit, or both, as the case may be, the amount not so used, applied or retained shall continue to be treated as Tenant's security deposit, and Tenant shall restore the amount so applied or retained within five (5) days after Landlord's demand therefor, so that, subject to the provisions of Section F, at all times, the amount deposited shall be $140,000.00. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, that portion, if any, of the cash security or Letter of Credit, or both, as the case may be, not used, applied or retained shall be returned to Tenant after the Expiration Date and after delivery of possession of the entire demised premises to Landlord, in accordance with, and subject to, the applicable provisions of this lease.

                           B.       To the extent Tenant has deposited with
Landlord a cash security, Landlord agrees to deposit same into an interest bearing account in a bank or savings and loan association to be selected, from time to time, by Landlord in its sole discretion. Landlord agrees, further to hold said security in such an account for the entire term of this lease, subject, however, to the terms of Section A above with respect to the use, application

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or retention of such  security.  To the extent  permitted by law,  Tenant agrees that Landlord shall be entitled to receive and retain, as an administrative expense, a sum equal to one (1%) percent per annum upon such security, and Landlord shall have the right to withdraw such sum from time to time as Landlord shall determine in is sole discretion. The balance of the interest earned on such security shall, provided Tenant is not then in default under this lease, and to the extent that same shall not be used, applied or retained pursuant to the terms of Section A above, be paid to Tenant upon the request of Tenant, but not more than once during any calendar year of the term of this lease. Unless and until such interest shall be paid to Landlord and Tenant as herein provided, the same shall be held as a part of the security deposited by Tenant, subject to, and in accordance with, the terms of Section A above. Landlord shall not be required to credit any security with the interest for any period during which Landlord does not receive interest thereon.

                           C.      In lieu of a cash deposit, Tenant may deliver
to Landlord as such security, a clean, irrevocable, transferable (without cost to Landlord) and unconditional Letter of Credit issued by and drawn upon any commercial bank reasonably acceptable to Landlord (hereinafter referred to as the "Issuing Bank") with offices for banking purposes in the City of New York and having a net worth of not less than One Hundred Million and 00/100 ($100,000,000.00) Dollars, which Letter of Credit shall have a term of not less than one year, be in form and content satisfactory to Landlord, be for the account of Landlord and, subject to the provisions of Section F, be in the amount of $140,000.00. The Letter of Credit shall provide that:

                                  (a)      The Issuing Bank shall pay to
Landlord or its duly authorized representative an amount up to the face amount of the Letter of Credit upon presentation of only the Letter of Credit and a sight draft in the amount to be drawn;

                                   (b)      The Letter of Credit shall be deemed
to be automatically renewed, without amendment, for consecutive periods of one year each, unless the Issuing Bank sends written notice (hereinafter referred to as the "Non-Renewal Notice") to Landlord by certified or registered mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of the Letter of Credit, that it elects not to have such Letter of Credit renewed;

                                   (c)      Landlord, after its receipt of the
Non-Renewal Notice, shall have the right, exercisable by a sight draft only, to receive the moneys represented by the Letter of Credit (which moneys shall be held by Landlord as a cash deposit pursuant to the terms of this Article pending the replacement of such Letter of Credit) (and Landlord shall have such right regardless of whether the Letter of Credit expressly gives Landlord such right);
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                                          (d)      In the event of a sale or the
transfer of the Land or the Building, or Landlord's interest in any of the foregoing, or a leasing by Landlord or any of the foregoing or Landlord's interest therein, the Letter of Credit shall be transferable by Landlord as provided in Section D below, at no cost or expense to Landlord and Tenant shall be notified of any such transfer.

                         .       In the event of a sale or transfer of the land
or the Building, or the then Landlord's interest in the land or the Building, or a leasing by the then Landlord of the land or the Building or of Landlord's interest therein, Landlord shall have the right, at no cost or expense to Landlord, to transfer or assign such cash security or Letter of Credit, or both, as the case may be, to the vendee, transferee or lessee, and Landlord shall notify Tenant, by certified mail, return receipt requested, of such sale, transfer or lease, together with the name and address of such vendee, transferee or lessee who shall acknowledge, in writing, receipt of such security, and Landlord shall thereupon be released by Tenant from all liability for the return of such cash security or Letter of Credit. In such event, Tenant agrees to look solely to the new landlord for the return of said cash security or Letter of Credit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of said cash security or Letter of Credit to a new Landlord.

                           E.       Tenant covenants that it will not assign or
encumber, or attempt to assign or encumber, such cash security or Letter of Credit, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

                           F.              (i)      Notwithstanding anything in
this Article 49 to the contrary, if, on the fifth (5th) anniversary of the Commencement Date, Tenant is not in default under this lease, which default continues after notice and the expiration of any applicable cure period, Tenant may upon notice to Landlord (hereinafter referred to as the "Security Reduction Notice") request that Landlord return to Tenant $40,000.00 of the cash security deposited by Tenant pursuant to Section 49A or, if Tenant has provided a letter of credit, exchange the then existing Letter of Credit for a new Letter of Credit in the amount of $100,000.00 and otherwise meeting the requirements of
Section 49B.

                                             (ii)     Provided Tenant is not in
default under the lease, which default continues after notice and the expiration of any applicable cure period, on the date Landlord receives the Security Reduction Notice and on the date payment is to be made to Tenant or the existing Letter of Credit is to be exchanged, Landlord will return to Tenant the sum of $40,000.00 out of the cash security or exchange the then existing Letter of Credit for the new Letter of Credit as set forth in Section 49F(i).

                           G.          Notwithstanding anything in this Article
49 to the contrary, the security required to be deposited hereunder

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may be a  combination  of cash  security and Letter of Credit  provided that the total amount thereof aggregates the total security to be maintained hereunder and such components of the combined security otherwise comply with the requirements of this Article 49.

50.      PARTIES BOUND

                           A.       If Landlord shall be an individual, joint
venture, tenancy in common, partnership, unincorporated association, or other unincorporated aggregate of individuals and/or entities or a corporation, Tenant shall look only to such Landlord's estate and property in the building (or the proceeds thereof) and, where expressly so provided in this lease, to offset against the rents payable under this lease, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such Landlord or any partner, member, officer, or director thereof, disclosed or undisclosed, shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the demised premises.

                           B.       If there shall be more than one person named
as tenant herein, then all such persons shall be deemed to be joint tenants in the leasehold estate demised hereby, with joint and several liability hereunder.

                           C.     Landlord hereby represents that it is the fee
owner of the Land and Building.

51.      BROKER

                           A.     Tenant covenants, warrants and represents that
there were no brokers or finders except Edward S. Gordon Company, Inc. (hereinafter referred to as "Broker") instrumental in consummating this lease, and that no conversations or negotiations were had by Tenant with any brokers or finders except the Broker concerning the renting of the demised premises. Tenant agrees to hold Landlord harmless against any claims for a brokerage commission or consultation fees arising out of any conversations or negotiations had by Tenant with any brokers or finders except for the Broker.

                           B.       Based upon the foregoing representation,
Landlord has agreed to pay, pursuant to separate agreements, a brokerage commission to the Broker.

                           C.       Landlord covenants, warrants and represents
that there were no brokers or finders except the Broker instrumental in consummating this lease, and that no conversations or negotiations were had by Landlord with any brokers or finders except the Broker concerning the renting of the demised premises. Landlord agrees to hold Tenant harmless against any claims for a

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brokerage  commission or consultation  fees arising out of any  conversations or negotiations had by Landlord with any brokers or finders including the Broker.

52.      HAZARDOUS MATERIALS

         Tenant shall not cause or permit "Hazardous Materials" (as defined below) to be used, transported, stored, released, handled, produced or installed in, on or from the Demised Premises or the Building. The term "Hazardous Materials" shall, for the purposes hereof, mean any flammable, explosive or radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material, as now or hereafter defined as a hazardous material or a hazardous substance by any federal, state or local law, ordinance, rule or regulation, now or at any time hereafter in effect, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing. In the event of a breach of the provisions of this Article, Landlord shall, in addition to all of its rights and remedies under this lease and pursuant to law, require Tenant to remove any or all of such Hazardous Materials from the Demised Premises or the Building in the manner prescribed for such removal by all requirements of law. Tenant acknowledges that Landlord has made no representation, warranty, covenant or agreement with respect to the existence, removal, encapsulation or other treatment or remediation of Hazardous Materials, and that Landlord shall not in any way be liable for the existence of any Hazardous Materials or be obligated to remove, encapsulate or otherwise treat or remediate same. The provisions of this Article shall survive the expiration or sooner termination of this lease.

53.      ARBITRATION

                           A.       Either party may request arbitration of any
matter in dispute with respect to which arbitration is expressly provided in this lease as the appropriate remedy. The party requesting arbitration shall do so by giving notice to that effect to the other party, and both parties shall promptly thereafter jointly apply to the American Arbitration Association (or any organization successor thereto) in the City and County of New York for the appointment of a single arbitrator.

                           B.       The arbitration shall be conducted in
accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto) in the City and County of New York and, subject to the terms of the immediately succeeding sentence, judgment on the award rendered by the arbitrator may entered in any court having jurisdiction thereof. In rendering such decision and award, the arbitrator shall not add to, subtract from, or otherwise modify the provisions of this lease.

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                           C.       If, for any reason whatsoever, a written
decision and award of the arbitrator shall not be rendered within sixty (60) days after the appointment of such arbitrator, then, at any time thereafter before such decision and award shall have been rendered, either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding, or otherwise (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistently with the provisions of this lease.

                           D.       All the expenses of the arbitration shall be
borne by the parties equally.

54.      ASSIGNMENT AND SUBLETTING

                           A.       If Tenant shall, at any time or times during
the term of this lease, desire to assign this lease or sublet all or part of the demised premises, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by: (i) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than sixty (60) nor more than ninety (90) days after the giving of such notice; (ii) a statement setting forth, in reasonable detail, the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the demised premises; and (iii) current financial information with respect to the proposed assignee or subtenant, including its most recent financial report.

                           B.       In the event that Tenant complies with the
provisions of Section A of this Article 54 and provided that Tenant is not in default of any of Tenant's obligations under this lease after notice and the expiration of any applicable grace period, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed provided that Tenant has complied with the following conditions:

                                               (i)      in Landlord's reasonable
judgment, the proposed assignee or subtenant is engaged in such a business, and the demised premises, or the relevant part thereof, will be used in such a manner, that: (x) is limited to the use expressly permitted under this lease or a similar use; and (y) such similar use will not violate any negative covenant as to use contained in any other lease of space in the Building about which Tenant has been informed following its request to Landlord for such information. Landlord represents that the use of the demised Premises by Tenant for the purposes set forth in Section 39A does not violate any negative covenant as to use contained in any other lease for space in the Building;

                                             (ii)     the proposed assignee or
subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

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                                           (iii)     neither (i) the proposed
assignee or sublessee nor (ii) any person that, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee or any person who controls the proposed assignee or sublessee, is then an occupant or tenant of any part of the building;

                                            (iv)    the proposed assignee or
sublessee is not a person with whom Landlord is then, or shall have been during the previous six (6) month period, negotiating to lease space in the building;

                                            (v)      the proposed sublease shall
be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article;

                                            (vi)     there shall not be more
than three (3) entities (excluding entities controlled by Tenant), including Tenant, occupying the demised premises;

                                            (vii)    the rental and other terms
and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to Section A;

                                           (viii)     Tenant shall reimburse
Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with said assignment or sublease, including, without limitation, the reasonable costs of making investigations as to the acceptability of the proposed assignee or subtenant and reasonable legal costs incurred in connection with the review of any term sheet, proposed assignment or sublease or any documentation in connection therewith and in the preparation of any documentation in connection with any request for consent, whether or not granted;

                                             (ix)     Tenant shall not have: (a)
advertised or publicized in any way the availability of the demised premises without prior notice to, and approval by, Landlord, which approval Landlord agrees not to unreasonably withhold, nor shall any listing or advertisement advertise the demised premises for subletting at a proposed rental less than the fixed rent and additional rent at which Landlord is then offering to lease other space in the building;

                                             (x)      the sublease shall not
allow use of the demised premises or any part thereof: (a) as a restaurant, luncheonette, or otherwise for the preparation and/or sale of food for on or off premises consumption; (b) as a discount store; (c) as a multiple tenancy store;
(d) by a foreign or domestic governmental agency; (e) as a betting parlor or gambling casino; or (f) by a utility company; and

                                             (xi)     the sublease shall not
provide for an option on behalf of the subtenant thereunder to extend or renew the term of such sublease.

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                           C.       Each subletting pursuant to this Article 54
shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed rent and additional rent due, and to become due, hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that, notwithstanding any such subletting, no other and further subletting of the demised premises by Tenant, or any person claiming through or under Tenant (except as provided in Section K of this Article 54), shall, or will be, made, except upon compliance with, and subject to, the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under Section B, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

                           D.       With respect to each and every sublease or
subletting, it is agreed that:

                                             (i)      no subletting shall be for
a term ending later than one day prior to the expiration date of this lease;

                                            (ii)     no sublease shall be valid,
and no subtenant shall take possession of the demised premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord; and

                                            (iii)     each sublease shall
provide that it is subject and subordinate to this lease and to the matters to which this lease is or shall be subordinate, and that, in the event of termination, re-entry, or dispossess by Landlord under this lease, Landlord may, at its option, take over all of the right, title and interest of Tenant as sublandlord under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (x) be liable for any previous act or omission of Tenant under such sublease, (y) be subject to any offset, not expressly provided in such sublease, that theretofore accrued to such subtenant against Tenant or
(z) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's fixed rent or any additional rent then due.

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                           E.      Any assignment or transfer shall be made only
if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions contained in Section A shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future
assignments   and  transfers.   The  original  named  Tenant   covenants   that,
notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of fixed rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the fixed rent and additional rent and for the other obligations of this lease on the part of Tenant to be performed or observed.

                           F.       If Landlord shall give its consent to any
assignment of this lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as additional rent:

                                                      (i)      in the case of an
assignment, an amount equal to 50% of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment (excluding any equipment intended for sale to the general public in Tenant's business), furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) and less the reasonable costs (hereinafter referred to as the "Assignment Expenses") paid by Tenant for alteration costs (or contributions in lieu thereof), advertising, brokerage or consulting fees or commissions and legal fees in connection with such assignment; and

                                            (ii)     in the case of a sublease,
an amount equal to 50% of any rents, additional charge or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the fixed rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment (excluding any equipment intended for sale to the general public in Tenant's business), furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) and less the reasonable costs (hereinafter referred to as the "Subletting Expenses") paid by Tenant for alteration costs (or contributions in lieu thereof), advertising, brokerage or consulting fees or commissions and legal fees in connection with such subletting. The sums payable under Sections 54(F)(i) and (ii) shall be paid to Landlord as and when

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paid by the  assignee or  subtenant,  as the case may be, to Tenant and upon the execution and delivery of such assignment or sublease, as the case may be, Tenant shall provide to Landlord a statement of the Assignment Expenses or Subletting Expenses, as the case may be, certified as correct by an officer or principal of Tenant.

                           G.      If Tenant is a corporation, the provisions of
Article 11 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant, as if such transfer of a majority of the stock of Tenant were an assignment of this lease; but said provisions and the provisions of Section F above shall not apply to, and Landlord's consent shall not be required in connection with, transactions with a corporation (i) into, or with which, Tenant is merged or consolidated, (ii) to which substantially all of Tenant's assets are transferred; or (iii) that controls, is controlled by, or is under common control with Tenant ("control" having the meaning set forth in Paragraph
(p) of Exhibit B),  provided  that, in the events of a transaction  set forth in
(i) or (ii): (x) the successor to Tenant has a net worth, computed in accordance with generally accepted accounting principles, at least equal to the greater of
(1) the net worth of Tenant immediately prior to such merger, consolidation, or transfer or (2) the net worth of Tenant herein named on the date of this lease; and (y) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (l0) days prior to the effective date of any such transaction.

                           H.     The joint and several liability of Tenant and
any immediate or remote successor in interest to Tenant, and the due performance of the obligations of this lease on Tenant's part to be performed or observed, shall not be discharged, released, or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Landlord to enforce any of the obligations of this lease.

                           I.       The listing of any name other than that of
Tenant, whether on the doors of the demised premises, on the building directory, if any, or otherwise, shall not operate to vest any right or interest in this lease or in the demised premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this lease, to any sublease of the demised premises, or to the use or occupancy thereof by others.

55.      INSURANCE

                           A.       Tenant shall not violate, or permit the
violation of, any condition imposed by the standard fire insurance policy then issued for office buildings in the Borough of Manhattan, City of New York, and shall not do, permit anything to be done, keep, or permit anything to be kept, in the demised premises that would: (i) subject Landlord to any liability or responsibility for personal injury, death, or property damage; (ii) increase the fire or other casualty insurance rate on the building or the property therein over the rate that would otherwise then be

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in effect (unless Tenant pays the resulting  premium as provided in Section F of this Article 55); or (iii) result in insurance companies of good standing refusing to insure the building or any of such property in amounts reasonably satisfactory to Landlord.

                           B.       Tenant covenants to provide on or before the
Commencement Date and to keep in force during the term hereof the following insurance coverage:

                                             (i)      A comprehensive policy of
liability insurance containing an omnibus named insured provision naming Landlord as an additional insured protecting Landlord and Tenant against any liability whatsoever occasioned by accident on or about the Demised Premises or any appurtenances thereto. The limits of liability of such policy shall not be less than Five Million ($5,000,000.00) Dollars combined single limit coverage on a per occurrence basis, including property damage. Such policy shall contain a contractual liability coverage endorsement with respect to Tenant's indemnification obligations under this lease. Such insurance may be carried under a blanket policy covering the Demised Premises and other locations of Tenant, if any, provided such policy contains an endorsement (a) naming Landlord as an additional insured, (b) specifically referencing the Demised Premises and
(c) guaranteeing a minimum limit available for the Demised Premises equal to the limits of liability required under this lease.

                                            (ii)     Fire and Extended coverage
in an amount adequate to cover the cost of replacement of all personal property, fixtures, furnishing and equipment, including Tenant's Work located in the Demised Premises.

     All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State and rated by Best's Insurance Reports or any successor publication of comparable standing and carrying a rating of A+ VIII or better or the then equivalent of such rating, and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Landlord and any additional insureds are given at least thirty (30) days prior written notice of such cancellation or modification.

     Prior to the time such insurance is first required to be carried by Tenant and thereafter, at least fifteen (15) days prior to the expiration of any such policies, Tenant shall deliver to Landlord either duplicate originals of the aforesaid policies or certificates evidencing such insurance together with a certified copy of the endorsement naming Landlord as an additional insured, together with evidence of payment for the policy. If Tenant delivers certificates as aforesaid, Tenant, upon reasonable prior notice from Landlord, shall make available to Landlord at the Demised Premises duplicate originals of such policies from which Landlord may make copies thereof, at Landlord's cost. Tenant's failure to provide and keep in force the aforementioned insurance

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shall be  regarded  as a  material  default  hereunder,  entitling  Landlord  to exercise any or all of the remedies as provided in this lease in the event of Tenant's default. In addition, in the event Tenant fails to provide and keep in force the insurance required by this lease, at the times and for the durations specified in this lease, Landlord shall have the right, but not the obligation, at any time and from time to time, and without notice, to procure such insurance and or pay the premiums for such insurance in which event Tenant shall repay Landlord within five (5) days after demand by Landlord, as additional rent, all sums so paid by Landlord together with any costs or expenses incurred by Landlord in connection therewith without prejudice to any other rights and remedies of Landlord under this lease.

                           C.       Landlord and Tenant shall each endeavor to
secure an appropriate clause in, or an endorsement upon, each fire or extended coverage policy obtained by it and covering the Building, the Demised Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Demised Premises in accordance with the terms of this lease. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge then, except as provided in the following two paragraphs, the party benefiting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission.

                  In the event that Landlord shall be unable at any time to obtain one of the provisions referred to above in any of its insurance policies, at Tenant's option Landlord shall cause Tenant to be named in such policy or policies as one of the assureds, but if any additional premium shall be imposed for the inclusion of Tenant as such as assured, Tenant shall pay such additional premium upon demand. In the event that Tenant shall have been named as one of the assureds in any of Landlord's policies in accordance with the foregoing, Tenant shall endorse promptly to the order of Landlord, without recourse, any check, draft or order for the payment of money representing the proceeds of any such policy or any other payment growing out of or connected with said policy and Tenant hereby irrevocably waives any and all rights in and to such proceeds and payments.

                           In the event that Tenant shall be unable at any time
to obtain one of the provisions referred to above in any of its insurance policies, Tenant shall cause Landlord to be named in such policy or policies as one of the assureds, but if any additional premium shall be imposed for the inclusion of Landlord as such an

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assured,  Landlord shall pay such additional premium upon demand or Tenant shall be excused from its obligations under this paragraph with respect to the insurance policy or policies for which such additional premiums would be imposed. In the event that Landlord shall have been named as one of the assureds in any of Tenant's policies in accordance with the foregoing, Landlord shall endorse promptly to the order of Tenant, without recourse, any check, draft or order for the payment of money representing the proceeds of any such policy or any other payment growing out of or connected with said policy and Landlord hereby irrevocably waives any and all rights in and to such proceeds and payments.

                           Subject to the foregoing provisions of this Section
C of Article 55, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damages or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) occurring during the term of this lease.

                           D.    If, by reason of a failure of Tenant to comply
with the provisions of Article 6 or Section A of Article 55, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord because of such failure on the part of Tenant.

                           E.      Landlord may, from time to time, require that
the amount of the insurance to be provided and maintained by Tenant under Section B of Article 55 hereof be increased so that the amount thereof adequately protects Landlord's interest but in no event in excess of the amount that would be required by other tenants conducting similar business in similar sized space in first-class office buildings in the borough of Manhattan.

                           F.   If any dispute shall arise between Landlord and
Tenant with respect to the incurrence or amount of any additional insurance premium referred to in Section C of Article 55, the dispute shall be determined by arbitration.

                           G.    A schedule or make up of rates for the Building
or the Demised Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate with extended coverage then applicable to such premises.

                           H.    Each policy evidencing the liability insurance
to be carried by Tenant under this lease shall contain a clause that such policy and the coverage evidenced thereby shall be

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primary with respect to any policies carried by Landlord,  and that any coverage carried by Landlord shall be excess insurance.

                           (I)   It is acknowledged that solely for purposes of
insurance required to be procured by Tenant under this lease, that Landlord and Tenant each have insurable interests in and to betterments and improvements, including Landlord's Work as defined in Exhibit C. Moreover, Landlord has agreed and undertaken to perform the improvements referred to in Exhibit C as Landlord's Work at Landlord's expense and Landlord's costs will, in effect, be recouped through the rents to be paid by Tenant hereunder. As such, Tenant's interest in the betterments and improvements shall be a leasehold interest only and shall be insurable as such, and Landlord's interests in the betterments and improvements shall be a fee interest and insurable as such. Landlord and Tenant agree to cooperate with each other in adjusting any claim made by the other under any policy of insurance providing insurance for betterments and improvements including, but not limited to, acknowledging the interest of the other and providing access to the Demised Premises for claims adjusting purposes. In addition, Tenant shall retain an insurable leasehold interest in any additional betterments an improvements directly purchased by Tenant and not provided as part of Landlord's Work. Notwithstanding anything herein to the contrary, nothing herein shall be construed to give Tenant the right to any abatement, setoff, or other reduction in rent or additional rent, of any kind whatsoever, as a result of any change, modification, destruction, damage, deterioration, wear and tear or obsolescence of such betterments and improvements.


56.      TENANT'S CHANGES

                           A.     (a)      Tenant may, from time to time during
the term of this lease and at its sole expense, make such alterations, additions, installations, substitutions, improvements and decorations (hereinafter collectively referred to as "changes" and, as applied to changes provided for in this Article 56, "Tenant's Changes" in and to the demised premises (excluding structural changes and changes that affect any of the Building's systems or services, for which Landlord's prior written approval shall be required in all instances, which approval may be withheld by Landlord in its sole and absolute discretion), as Tenant may reasonably consider necessary for the conduct of its business therein, on the following conditions:

                                             (i)      the outside appearance or
strength of the Building, or of any of its structural parts, shall not be affected;

                                            (ii)     no part of the Building
outside of the demised premises shall be physically affected;

                                           i)             the proper functioning
of any of the mechanical, electrical, sanitary and other

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service systems of the Building shall not be adversely affected, and the usage of such systems by Tenant shall not be increased;

                                              (iv)   in performing the work
involved in making such changes, Tenant shall observe, and be bound by, all of the conditions and covenants contained in this Article 56;

                                               (v)    before proceeding with any
change (except for decorations that do not affect the mechanical, electrical, sanitary and/or other service systems), Tenant shall submit to Landlord, for Landlord's approval, not to be unreasonably withheld or delayed, plans and specifications for the work to be done and the name of the contractor or major sub-contractors performing such work. Landlord may, as a condition of its consent, require Tenant to make revisions in and to the plans and specifications and to post a bond or other security reasonably satisfactory to Landlord to insure the completion of such change; and

                                              (vi)     Tenant shall not make any
change, alteration, addition or substitution to the air-conditioning system without Landlord's prior written approval, which may be withheld for any reason.

                           B.       Tenant shall, at its expense, obtain all
necessary governmental permits and certificates for the commencement and prosecution of Tenant's Changes, and, upon completion, for final approval thereof, and shall cause Tenant's Changes to be performed in compliance therewith, as well as with all applicable laws and requirements of public authorities and all applicable requirements of insurance bodies, in a good and workmanlike manner, using new materials and equipment of a quality and class at least equal to the original installations in the Building. Tenant's Changes shall be performed in such a manner as not to unreasonably interfere with or delay, and (unless Tenant shall indemnify Landlord therefor to the latter's reasonable satisfaction) as not to impose any additional expense upon Landlord in, the maintenance or operation of the Building. Throughout the performance of Tenant's Changes, Tenant shall, at its expense, carry, or cause to be carried by Tenant's contractor, worker's compensation insurance in statutory limits and general liability insurance for any occurrence in or about the Building as set forth in Article 55 hereof. All such insurance policies shall name Landlord and its agents as parties insured, be in such limits as Landlord may reasonably prescribe and be placed with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of Tenant's Changes and, on request, at reasonable intervals thereafter during the continuance of Tenant's Changes. If any of Tenant's Changes shall involve the removal of any fixtures, equipment, or other property in the demised premises, such fixtures, equipment, or other property shall be promptly replaced, at Tenant's expense, with new fixtures, equipment, or other property (as the case may be) of like utility and at least

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equal value unless Landlord shall otherwise  expressly  consent in writing,  and
Tenant shall, upon Landlord's request, store and preserve, at Tenant's sole cost and expense, any such fixtures, equipment, or property so removed and shall return same to Landlord upon the expiration or sooner termination of this lease. All Tenant's Changes shall be performed by contractors approved by Landlord, which approval shall not be unreasonably withheld or delayed. Landlord will upon request of Tenant furnish to Tenant a list of approved contractors containing not less than four (4) approved contractors.

                           C.    Tenant shall, at its expense and with diligence
and dispatch, procure the cancellation or discharge of all notices of violation arising from, or otherwise connected with, Tenant's Changes that shall be issued by the Department of Buildings or any other public or quasi-public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save Landlord harmless from and against any and all mechanic's and other liens filed in connection with Tenant's Changes, including the liens of any security interest in, conditional sales of, or chattel mortgages upon, any materials, fixtures, or articles so installed in and constituting part of the demised premises, and against all costs, expense and liabilities incurred in connection with any such lien, security interest, conditional sale, or chattel mortgage or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of all such liens within fifteen (15) days after Landlord makes written demand therefor. However, nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any such notice of violation, provided that Tenant shall comply with the provisions of
Article 6 hereof.

                           D.      Tenant agrees that the exercise of its rights
pursuant to the provisions of this Article 56 shall not be done in a manner that would: (i) create any work stoppage, picketing, labor disruption, or dispute;
(ii) violate Landlord's union contracts  affecting the land and/or Building;  or
(iii) interfere with the business of Landlord or any Tenant or occupant of the Building. In the event of the occurrence of any condition described above arising from Tenant's exercise of any of its rights pursuant to the provisions of this Article 56, Tenant shall, immediately upon notice from Landlord, cease the manner of exercise of such right giving rise to such condition. In the event that Tenant fails to cease such manner of exercise of its rights as aforesaid, Landlord, in addition to any rights available to it under this lease and pursuant to law, shall have the right to injunction without notice. With respect to Tenant's Changes, Tenant shall make all arrangements for, and pay all expenses incurred in connection with, use of the freight elevators servicing the demised premises which use shall be on an after hours basis. Tenant shall be charged for use of the freight elevators for after hours use of the freight elevator at the then standard Building charge therefor which presently is $75.00 per hour (with a minimum of four (4) hours if requested on other than business days or for a period commencing after 6:00 p.m. on business days) which amount

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shall be increased as Landlord's actual out-of-pocket costs for such after hours freight elevator service increase. All amounts due from Tenant hereunder shall be paid as additional rent within fifteen (15) days from receipt of bills therefor.

                           E.       Notwithstanding anything in Article 3 to the
contrary, Landlord will not unreasonably withhold its consent to (a) alterations, installations, additions or improvements to the interior of the Demised Premises by Tenant which are non-structural and which do not affect any of the Building systems or plumbing or electrical lines.

57.      HOLDING OVER

         Tenant acknowledges that possession of the demised premises must be surrendered to Landlord at the expiration or sooner termination of the term of this lease. Tenant agrees to indemnify and save Landlord harmless against all liabilities, costs, suits, demands, charges, and expenses of any kind or nature, including attorneys' fees and disbursements, resulting from a delay by Tenant in so surrendering the demised premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of fixed rent and additional rent theretofore payable hereunder and will be impossible of accurate measurement. Tenant, therefore, agrees that if possession of the demised premises is not surrendered to Landlord within twenty-four (24) hours after the date of the expiration or sooner termination of the term of this lease, then Tenant shall pay to Landlord, as liquidated damages, a sum equal to two (2) times the per diem fixed rent and additional rent which was payable during the calendar month preceding the calendar month in which the term ended for each day Tenant holds over and fails to deliver possession of the demised premises. Nothing herein contained shall be deemed to permit Tenant to retain possession of the demised premises after the expiration or sooner termination of the term of this lease. Landlord, by availing itself of the rights and privileges granted by this provision and the acceptance of the liquidated damages, shall not be deemed to have waived any of its rights and privileges granted in other provisions of this lease, and the rights granted in this Article shall be considered in any event as in addition to and not in exclusion of such other rights and privileges. The aforesaid provisions of this Article shall survive the expiration or sooner termination of the term of this lease.

58.      CERTAIN DEFINITIONS AND CONSTRUCTION

                           A.       For the purposes of this lease and all
agreements supplemental to this lease, unless the context otherwise requires the definitions set forth in Exhibit B annexed hereto shall be utilized.


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                           B.       The various terms which are italicized and
defined in other Articles of this lease or are defined in Exhibits annexed hereto, shall have the meanings specified in such other Articles and such Exhibits for all purposes of this lease and all agreements supplemental thereto, unless the context shall otherwise require.

59.      ADDENDUM TO ARTICLE 17

         The following is added to the Lease as Section 17.1:

                  "This lease and the term and estate hereby granted are subject to the limitation that:

                                   (a)      whenever Tenant shall default in the
payment of any installment of fixed rent, or in the payment of any additional rent or any other charge payable by Tenant to Landlord, on any day upon which the same ought to be paid, and such default shall continue for ten (10) days after Landlord shall have given Tenant a notice in accordance with Article 60 specifying such default; or

                                    (b)      whenever Tenant shall do or permit
anything to be done, whether by action or inaction, contrary to any of Tenant's obligations hereunder, and if such situation shall continue and shall not be remedied by Tenant within thirty (30) days after Landlord shall have given to Tenant a notice in accordance with Article 60 specifying the same, or, in the case of a happening or default which cannot with due diligence be cured within a period of thirty (30) days and the continuance of which for the period required for cure will not subject Landlord to the risk of criminal liability or termination of any superior lease or foreclosure of any superior mortgage, if Tenant shall not, (i) within said thirty (30) day period advise Landlord of Tenant's intention to duly institute all steps necessary to remedy such situation, (ii) duly institute within said thirty (30) day period, and thereafter diligently prosecute to completion all steps necessary to remedy the same and (iii) complete such remedy within such time after the date of the giving of said notice of Landlord as shall reasonably be necessary; or

                                  (c)      whenever any event shall occur or any
contingency shall arise whereby this lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Articles 11 and 54; or

                                   (d)      whenever Tenant shall abandon the
Demised Premises (unless as a result of a casualty),

then in any of said cases set forth in the foregoing Subsections (a), (b), (c) and (d), Landlord may give to Tenant a notice of intention to end the term of this lease at the expiration of five (5) days from the date of the service of such notice of intention,

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and upon the expiration of said five (5) days this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 18."

60.      NOTICES

                           A.       Except for rent bills and emergency repair
notices (which may be hand-delivered or sent via facsimile machine and shall be deemed given upon receipt) any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail, return receipt requested, addressed to the other party at the address hereinabove set forth (except that after the Commencement Date, Tenant's address, unless Tenant shall give notice to the contrary, shall be the Building), or sent via nationally recognized overnight courier providing for receipted delivery and shall be deemed to have been given, rendered or made (a) if so mailed, on the day so mailed, unless mailed outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the expiration of the normal period of time for delivery of mail from the post-office of origin to the post-office of destination and (b) if sent via nationally recognized overnight courier, on the date of receipt. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands or other communications intended for it.


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                                   - - - - - - - - - - - - - - - - - - - - - - -

                                    EXHIBIT A
                         FLOOR PLAN OF DEMISED PREMISES

                                   - - - - - - - - - - - - - - - - - - - - - - -

                               Follows Immediately



(Floor plan attached)
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                  - - - - - - - - - - - - - - - - - - - - - - -

                                    EXHIBIT B
                                   DEFINITIONS

                  - - - - - - - - - - - - - - - - - - - - - - -

                                 (a)      The term "mortgage" shall include an
indenture of mortgage and deed of trust to a trustee to secure an issue of bonds, and the term "mortgagee" shall include such a trustee.

                                 (b)      The terms "include", "including" and
"such as" shall each be construed as if followed by the phrase "without being limited to".

                                  (c)      The term "obligations of this lease",
and words of like import, shall mean the covenants to pay rent and additional rent under this lease and all of the other covenants and conditions contained in this lease. Any provision in this lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition, or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

                                  (d)      The term "Tenant's obligations
hereunder", and words of like import, and the term Landlord's obligations hereunder, and words of like import, shall mean the obligations of this lease which are to be performed or observed by Tenant, or by Landlord, as the case may be. Reference to performance of either party's obligations under this lease shall be construed as "performance and observance".

                                   (e)      Reference to Tenant being or not
being "in default hereunder", or words of like import, shall mean that Tenant is in default in the performance of one or more of Tenant's obligations hereunder, or that Tenant is not in default in the performance of any of Tenant's obligations hereunder, or that a condition of the character described in Section
25.01 has occurred and continues or has not occurred or does not continue, as the case may be.

     (f) References to Landlord as having "no liability to Tenant" or "being without liability to Tenant", shall mean that Tenant is not entitled to terminate this lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other kind of liability whatsoever against Landlord under or with respect to this lease or with respect to Tenant's use or occupancy of the Demised Premises.

     (g) The term laws and/or requirements of public authorities and words of like import shall mean laws and
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ordinances  of any  or all of the  Federal,  state,  city,  county  and  borough governments and rules, regulations, orders and/or directives of any or all departments, subdivisions, bureaus, agencies or offices thereof, or of any other governmental, public or quasi-public authorities, having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

                                     (h)    The term "requirements of insurance"
bodies and words of like import shall mean rules, regulations, orders and other requirements of the New York Board of Fire Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance of the Building and/or the Demised Premises.

                                    (i)     The term "repair" shall be deemed to
include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition.

                                    (j)      Reference to "termination of this
lease" includes expiration or earlier termination of the term of this lease or cancellation of this lease pursuant to any of the provisions of this lease or to law. Upon a termination of this lease, the term and estate granted by this lease shall end at noon of the date of termination as if such date were the date of expiration of the term of this lease and neither party shall have any further obligation or liability to the other after such termination (i) except as shall be expressly provided for in this lease, or (ii) except for such obligation as by its nature or under the circumstances can only be, or by the provisions of this lease, may be, performed after such termination, and, in any event, unless expressly otherwise provided in this lease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this lease.

                                  (k)      The term "in full force and effect"
when herein used in reference to this lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice, if any, required by this lease), as would entitle Landlord to terminate this lease or to dispossess Tenant.

                                   (l)      The term "Tenant" shall mean Tenant
herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, while such Tenant or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of the Tenant's estate and interest granted by this lease and also, if Tenant is not an individual or a corporation, all of the persons, firms and corporations then comprising Tenant.


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                                 (m)      Words and phrases used in the
singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

                                  (n)    The rule of "ejusdem generis" shall not
be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

                                  (o)      All references in this lease to
numbered Articles, numbered Sections and lettered Exhibits are references to Articles and Sections of this lease, and Exhibits annexed to (and thereby made part of) this lease, as the case may be, unless expressly otherwise designated in the context.

                                  (p)      The terms "control" shall mean (i)
ownership of more than fifty (50%) percent of all the voting stock of a non-publically traded corporation or more than fifty (50%) percent of all the legal and equitable interest in any other non-publically traded entity and (ii) with respect to a publically traded corporation or entity, the possession of the power to direct or cause the direction of the management and policies of such corporation or entity through the ownership of voting securities or interests or by contract or otherwise.

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                  - - - - - - - - - - - - - - - - - - - - - - -

                                    EXHIBIT C
                                 LANDLORD'S WORK

                  - - - - - - - - - - - - - - - - - - - - - - -


PART A: 1. Tenant has submitted to Landlord and Landlord hereby approves the detailed architectural working drawings and specifications for Landlord's Work sealed by Tenant's licensed architect, and the electrical, mechanical, plumbing, sprinkler and engineering plans based upon such detailed architectural working drawings and specifications set forth in Part E hereof(such drawings, specifications and plans are hereinafter collectively referred to as the "Work Plans").

                  2. The Work Plans  shall  comply with and conform to the plans of the Building filed with the Department of Buildings of the City of New York, and with all rules, regulations and/or other requirements of any governmental department having jurisdiction over the preparation of the Demised Premises. Landlord shall file all necessary architectural plans, together with any mechanical plans and specifications, in such form (building notice, alteration, or other form) as may be necessary, with the appropriate governmental agencies. Any changes required by any governmental department affecting the completion of the Demised Premises shall be described in detail to Tenant (prior to their implementation) and provided (i) Tenant agrees in writing to their implementation (which agreement shall not be unreasonably withheld or delayed), or (ii) such governmental department requires such changes be implemented in a particular manner designated by such governmental department, Landlord shall notify Tenant thereof and the same shall be complied with by Landlord in the completion of the Demised Premises and shall not be deemed to be a violation of the Work Plans or any provisions of this Exhibit C. In the event Tenant does not agree to the implementation of any such change (which agreement shall not be unreasonably withheld or delayed) where such governmental department has not required that such change be implemented in a particular manner designated by such governmental department, Landlord and Tenant shall cooperate in revising the Work Plans in a manner acceptable to both parties and the applicable governmental agency. The granting by Landlord of its approval to the Work Plans shall in no manner constitute or be deemed to constitute a judgment or acknowledgment by Landlord as to their legality or compliance with governmental, quasi-governmental or other requirements.

                  3. Tenant shall have the right to make changes from time to time in the Work Plans subsequent to the approval thereof by submitting to Landlord revised plans and specifications (herein referred to as the
"Revisions"). All Revisions shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld or delayed. In the event any Revisions increase the cost of the Landlord's Work above the cost of performing same in

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accordance with the approved Work Plans,  provided  Landlord gave written notice of the estimated amount of such increase to Tenant prior to implementing such Revisions and Tenant gave written approval of such amount to Landlord within four (4) business days of receipt of such notice, or failed to respond within such period, Tenant shall be deemed to have approved such amount and such increase shall be paid by Tenant. If Tenant disapproves the estimated cost of any Revision within four (4) days of receipt of such estimated cost from
Landlord,   Landlord   shall  have  no  obligation  to  perform  such  Revision.
Additionally, in the event any Revisions delay the substantial completion of Landlord's Work, (provided Landlord notified Tenant in writing prior to the implementation of such Revisions as to the estimated delay to be caused thereby) Landlord's Work shall be deemed substantially completed as the date it would otherwise have been completed but for such Revisions.

                  4. All amounts payable by Tenant pursuant to this Exhibit C shall be paid by Tenant within ten (10) business days after the submission to Tenant of statements, bills or invoices and reasonable back-up materials with respect thereto. Such statements, bills or invoices shall be conclusive and binding on Tenant unless Tenant shall notify Landlord within such ten (10) business day period that it disputes the correctness thereof, specifying the particular respects in which the statement, bill or invoice is claimed to be incorrect. Pending the resolution of such dispute by agreement between the parties or otherwise, Tenant shall pay all amounts due in accordance with the statement, bill or invoice, but such payment shall be without prejudice to Tenant's right to dispute same. If the dispute shall be resolved in Tenant's favor, Landlord shall, within ten (10) business days, pay Tenant the amount of the overpayment, if any, resulting from Tenant's compliance with such statement, bill or invoice.

PART B: 1. Landlord shall provide the materials and install and complete same and prepare the Demised Premises for Tenant's occupancy (hereinafter referred to as "Landlord's Work") in accordance with the approved Work Plans at Landlord's sole cost and expense except as set forth in Part A, Paragraph 3 above. Tenant shall be entitled to the benefit of any warranties and guaranties given to Landlord in connection with Landlord's Work. Notwithstanding anything herein to the contrary, as part of Landlord's Work, Landlord shall, to the extent required, make all repairs to the air-conditioning system servicing the Demised Premises so that same is in good working order on the Commencement Date.

PART C:           Tenant's Performance of Items of Tenant's Work:
-------           -----------------------------------------------

                  1. Landlord shall permit Tenant and its agents to enter upon the Demised Premises prior to the Commencement Date so that Tenant or its agents or architect may examine Landlord's Work and may perform Tenant's Work (as defined in Article 40) utilizing its own contractors, (to be first approved in writing by Landlord which approval shall not be unreasonably withheld or delayed) and in

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accordance  with plans and  specifications  as  approved  in writing by Landlord
(which approval shall not be unreasonably withheld or delayed). The approved contractors performing Tenant's Work may perform Tenant's Work at the same time that Landlord's contractors are working in the Demised Premises, provided, however, that (a) Landlord's Work shall have reached a point at which, in Landlord's reasonable judgment, the performance of Tenant's Work will not delay or hamper Landlord in the completion of the same and (b) Tenant and its contractors shall work in harmony and shall not interfere with Landlord or Landlord's contractors. Landlord may, at any time, deny access to the Demised Premises to Tenant and/or to any of its contractors in the event that Landlord shall, in its reasonable discretion, determine that the performance or manner of performance of Tenant's Work interferes with, delays, hampers, or prevents Landlord from proceeding with the completion of Landlord's Work at the earliest possible time. In connection with the foregoing sentence, within twenty-four
(24) hours after Landlord's direction (which need not be given in writing and may be given by Landlord or its agents or contractors to Tenant or its agents or contractors), Tenant shall, and cause its contractors to, withdraw from the Building and the Demised Premises and cease all work being performed by it or on its behalf by any person, firm, or corporation (other than Landlord). Tenant shall pay to Landlord, as additional rent, within ten (10) days after submission to Tenant of a statement therefor, an amount equal to all costs incurred by Landlord in connection with such early entry by Tenant.

                  2. In the event that Tenant or its contractor shall be permitted to enter upon the Demised Premises prior to the Commencement Date pursuant to the terms of paragraph 1 above, such entry shall be deemed to be upon all of the terms, provisions and conditions of the Lease, except as to the covenant to pay fixed rent and additional rent. In connection therewith, Tenant and/or its contractors shall provide to Landlord, and shall maintain at all times during the performance of any Tenant's Work, Builder's Risk, worker's compensation, public liability and property damage insurance policies, all of which shall contain limits, be with companies and be in form as required pursuant to Article 55 of the Lease. Certificates of the same shall be furnished to Landlord before Tenant or its contractors commence to perform Tenant's Work. Landlord shall not be liable in any way for any injury, loss or damage that may occur to any of Tenant's or Tenant's contractors' decorations, fixtures, installations, supplies, materials, or equipment prior to the Commencement Date unless due to the negligence or wilful misconduct of Landlord or its agents or contractors (it being understood and agreed that Landlord has no obligation to secure same or take any action with respect thereto). Except as set forth in the preceding sentence, any such entry by Tenant and/or its contractors being at their sole risk.

PART D:           Delays Caused By Tenant; Additional Expenses:
-------           ---------------------------------------------

         Tenant has been advised of the importance to Landlord of completing Landlord's Work in an expeditious manner and of the financial loss to Landlord that would result from a delay in such

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1525500015
BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697




completion. If Tenant, or persons within Tenant's control, cause an actual delay in the progress or completion of Landlord's Work by (i) submitting one or more Revisions to Landlord (provided Landlord gives Tenant notice as to the delay such Revisions would cause pursuant to Part A Paragraph 5 above); or (ii) otherwise interfering with, or delaying, Landlord's completion of Landlord's Work (any such delay set forth in (i) or (ii) above being herein referred to as a "Tenant's Delay"), then the date of substantial completion of Landlord's Work shall be deemed to be the date upon which Landlord's Work would have been substantially completed but for Tenant's Delay.

PART E:           Work Plans:
-------           -----------

                  Follows immediately.

(Site plans and project plans attached)

                                      -46-


I:\DATA\WPDOCS\15255_00.015\RES_LEAL\97021622

1525500015
BES:PAL
FIRST WILLOW, LLC
OFFICE LEASE
MANCHESTER
040297
052197
060497
061697




                  - - - - - - - - - - - - - - - - - - - - - - -

                                    EXHIBIT D
                            CERTIFICATE OF OCCUPANCY

                  - - - - - - - - - - - - - - - - - - - - - - -

                              (Follows immediately)

(Certificate attached)

                                      -47-


I:\DATA\WPDOCS\15255_00.015\RES_LEAL\97021622